HERE CONFIDENTIAL	Exhibit 10.16.32+

FIRST AMENDMENT TO AMENDED AND RESTATED TERRITORY LICENSE NO. 8
This First Amendment (“First Amendment”) to the Amended and Restated Territory License No. 8, effective April 1, 2014 (“TL 8”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 8 is hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.	Definitions. The following terms shall be added to the “Definitions” provision of TL 8:
“F.    “[*****]” means that in addition to the distribution of the [*****] distributed to an End-User with an Application (the “[*****]”), Client obligates itself to [*****] to the same End-User on an [*****] basis beginning in the [*****] period following distribution to the End-User of the [*****] and continuing for up to [*****] (i.e., “[*****]”) thereafter (the “[*****]”).”
“G.    “[*****]” means a [*****] that is [*****] in the Application [*****], and thus [*****], with respect to all units of a product line of an Application, and for which the End-User cannot [*****].”
“H.    “[*****]” means a [*****] other than a [*****] and is [*****] at the time of [*****] of the Application unit.
“I.    “[*****]” means an [*****] provided to an End-User, containing Data with the same Additional Content and for the [*****] as contained in a [*****] provided to such End-User, wherein the Data contained in the [*****] is [*****] from the version of Data contained in the [*****] distributed to the End-User.”

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HERE CONFIDENTIAL	Exhibit 10.16.32+

2.	Pricing. The following new Section IV shall be added to Exhibit A (Pricing) of TL 8:
“IV. [*****] for [*****]. During the TL Term, for each [*****] for the [*****] for each [*****] shipped to [*****] ([*****]) (“[*****]”) as of [*****], the total License Fee, including the License Fee for the [*****] and for subsequent [*****], is calculated by adding [*****] the [*****] for the [*****] as specified herein and [*****] the [*****] specified in Table 1 below for the applicable [*****]. The [*****] shall be reported and paid together with the [*****] for the [*****], pursuant to Section V.B of this TL 8.”

Table 1 – [*****] for [*****]
[*****]	[*****]
Through the [*****] of [*****]	[*****]

Notwithstanding the foregoing, the [*****] specified above shall be [*****] solely for [*****] distributed by Client to [*****] solely in connection with the [*****] in the [*****].

3.	[*****]. The following shall be added as a new Section V to Exhibit A (Pricing) of TL 8:
“V.    [*****]. Upon written notice to HERE prior to expiration of the [*****], the [*****] may be [*****] for [*****] for all [*****], subject to payment by Client of an [*****] license fee per [*****] (“[*****]”). For sake of clarity, if Client elects to exercise the foregoing [*****], such [*****] must be [*****] for all End-Users of [*****] and is not applicable to [*****].”

4.	[*****] for [*****]. The following shall be added as a new Section VI to Exhibit A (Pricing) of TL 8:
“VI.    [*****] for [*****]. Subject to Client’s compliance with the terms set forth herein, the [*****] shall be [*****] for no more than [*****] of the [*****] for [*****] that are distributed to End-Users solely to [*****] on [*****] with [*****] on [*****] (each, a “[*****]”) to enable such End-Users to [*****] during a [*****]. The [*****] shall be subject to payment by Client to HERE for the [*****] for the [*****] per the foregoing sentence. Client shall report all [*****] on its [*****] report at [*****].”

5.
License Fee Reports. For sake of clarity, Client shall include, in its License Fee report due following the Amendment Effective Date, the license fees due to HERE in connection with the [*****] associated with all [*****] distributed between [*****] and [*****], including [*****] where the [*****]is [*****] (i.e., [*****]) under this First Amendment in accordance with Section V(B) of TL 8. For further sake of clarity, all License Fee reports under Section V(B) of TL 8 shall include license fees for [*****] and [*****] due under Sections IV and V of Exhibit A for the duration of the TL Term.

6.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HERE CONFIDENTIAL	Exhibit 10.16.32+

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Neil McTeigue	By: /s/ Michael Strambi
Name: Neil McTeigue	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer, Telenav, Inc.
Date: November 4, 2015	Date: 10/28/15

HERE NORTH AMERICA, LLC
By: /s/ Jeannie Lee Newman
Name: Jeannie Lee Newman
Title: Senior Legal Counsel
Date: 11-04-2015

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.